ZEO SHORT DURATION INCOME FUND

Class I Shares	ZEOIX

(a series of Northern Lights Fund Trust)

Supplement dated February 14, 2019 (effective at the close of business) to the Prospectus and Statement of Additional Information dated June 29, 2018

Effective January 31, 2019, Bradford Cook no longer serves as a Portfolio Manager of the Zeo Short Duration Income Fund. Therefore all references to Bradford Cook are deleted from the Prospectus and SAI as of that date.

This Supplement and the existing Prospectus and Statement of Additional Information dated June 29, 2019, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated June 29, 2019, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-ZEO-FUND.